UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2003

APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-10177

Florida (State or other jurisdiction of incorporation or organization)	59-1028301 (I.R.S. Employer Identification Number)

5980 Miami Lakes Drive, Miami Lakes, Florida	33014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 362-2611

Item 12. Results of Operations and Financial Condition.

     On October 30, 2003, Applica Incorporated issued a press release describing its results of operations for its three and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 12 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 30, 2003	Applica Incorporated

By: /s/ Terry Polistina

Terry Polistina, Senior Vice President and Chief Financial Officer of Applica Incorporated

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Exhibit Index

Exhibit No	Description

12	Applica Incorporated Press Release dated October 30, 2003

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